UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 23, 2022
(Date of earliest event reported)

BBCMS Mortgage Trust 2022-C14
(Central Index Key Number 0001901814)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC
(Central Index Key Number 0001592182)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC
(Central Index Key Number 0001722518)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-02	27-010880
(State or other jurisdiction of incorporation)(Commission File No.)(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

On February 23, 2022, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated and effective as of February 1, 2022 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2022-C14, Commercial Mortgage Pass-Through Certificates, Series 2022-C14 (the “Certificates”).

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Coleman Highline Phase IV	4.4	N/A(1)
1888 Century Park East	4.5	N/A
1100 & 820 First Street NE	4.6	4.2
The Summit	4.7	4.3
The Hallmark	4.8	N/A

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the trust and servicing agreement for such securitization. That trust and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class K-RR, Class S and Class R Certificates (the “Private Certificates”).

The Public Certificates, having an aggregate initial principal amount of $815,580,000, were sold to Barclays Capital Inc. (“Barclays”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Natixis Securities Americas LLC (“Natixis Securities”), Academy Securities, Inc. (“Academy”) and Mischler Financial Group, Inc. (“Mischler” and, together in such capacity with Barclays, SGAS, UBS Securities, Natixis Securities and Academy, the “Underwriters”), pursuant to the underwriting agreement, dated as of February 2, 2022 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On February 23, 2022, the Registrant also sold the Private Certificates, having an aggregate initial principal amount of $111,216,553, to Barclays, SGAS, UBS Securities, Natixis Securities, Academy and Mischler (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of February 2, 2022, between the Registrant, BCHI and the Initial Purchasers. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2022-C14 (the “Issuing Entity”), a common law trust fund formed on February 23, 2022 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 57 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of February 23, 2022, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of February 23, 2022, between the Registrant and LMF, (iii) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of February 23, 2022, among the Registrant, Société Générale and SGFC, (iv) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of February 23, 2022, among the Registrant, BSP and Franklin BSP Realty Trust, Inc., (v) UBS AG, by and through its New York branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of February 23, 2022, between the Registrant and UBS AG, and (vi) Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of February 23, 2022, between the Registrant and NREC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the (i) sale of the Public Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and (ii) the sale of the Private Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 3, 2022 and as filed with the Securities and Exchange Commission on February 23, 2022. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of February 3, 2022.

On February 23, 2022, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $815,580,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $6,626,202.85, were approximately $927,403,346.80. Of the expenses paid by the Registrant, approximately $970,644.00 were paid directly to affiliates of the Registrant, $50,000.00 in the form of fees were paid to the Underwriters,

$125,000.00 were paid to or for the Underwriters and $5,404,954.58 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-257737) was originally declared effective on November 2, 2021.

Credit Risk Retention

BCRE, in its capacity as retaining sponsor, is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR CMBS II Aggregator Type 2 L.P., acting as a third-party purchaser under the Risk Retention Rule, of the Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class K-RR Certificates (the “HRR Certificates”).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that represents approximately 5.059% of the fair value of all Classes of Principal Balance Certificates, based on actual sale prices and finalized tranche sizes) pursuant to the Certificate Purchase Agreement. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $46,652,946, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Certificates, excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus, dated January 26, 2022 and as filed with the Securities and Exchange Commission on January 26, 2022, under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of February 2, 2022, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., SG Americas Securities, LLC, UBS Securities LLC, Natixis Securities Americas LLC, Academy Securities, Inc. and Mischler Financial Group, Inc., as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2022, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of November 1, 2022, between Barclays Commercial Mortgage Securities LLC, as Depositor, KeyBank National Association, as Master Servicer, LNR Partners, LLC, as Special Servicer, Wilmington Trust, National Association, as Trustee, Computershare Trust Company, National Association, as Certificate Administrator and Custodian, and Pentalpha Surveillance LLC, as Operating Advisor.
Exhibit 4.3	Trust and Servicing Agreement, dated as of January 27, 2022, among Barclays Commercial Mortgage Securities LLC, as Depositor, KeyBank National Association, as Servicer and as Special Servicer, Computershare Trust Company, National Association, as Certificate Administrator and Custodian, Wilmington Trust, National Association, as Trustee, and Pentalpha Surveillance LLC, as Operating Advisor.
Exhibit 4.4	Co-Lender Agreement, dated as of February 23, 2022, by and among, Barclays Capital Real Estate Inc., as Initial Note A-3 Holder and Initial Note A-4 Holder, Barclays Bank PLC, as Note A-1 Holder, Note A-5 Holder, Note A-6 Holder and Note B-1 Holder, and Bank of Montreal, as Initial Note A-2 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note A-9 Holder and Initial Note B-2 Holder.
Exhibit 4.5	Agreement Between Note Holders, dated as of January 19, 2022, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, and Barclays Bank PLC, as Initial Note A-4 Holder.
Exhibit 4.6	Agreement Between Note Holders, dated as of September 30, 2021, by and between Barclays Bank PLC, as Note A-1 Holder, and Barclays Bank PLC, as Note A-2 Holder, and Barclays Bank PLC, as Note A-3 Holder, and Citi Real Estate Funding Inc., as Note A-4 Holder, and Citi Real Estate Funding Inc., as Note A-5 Holder, and Barclays Bank PLC, as Note A-6 Holder, and Barclays Bank PLC, as Note A-7 Holder.
Exhibit 4.7	Co-Lender Agreement, dated as of January 27, 2022, by and among Barclays Bank PLC, as Note A-1-1, Note A-1-2, Note A-1-3 and Note A-1-4 Holder, Barclays Capital Real Estate Inc., as Initial Note A-1-S Holder and Initial Note B-1-1 Holder, and Goldman Sachs Bank USA, as Initial A-2-S Holder, Initial Note A-2-1 Holder, Initial Note A-2-2 Holder and Initial Note B-2-1 Holder.

Exhibit 4.8	Co-Lender Agreement, dated as of February 23, 2022, by and between BSPRT CMBS Finance, LLC, as Initial Note A-1 Holder, and BSPRT CMBS Finance, LLC, as Initial Note A-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 23, 2022.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 23, 2022 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated February 3, 2022.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of February 23, 2022, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of February 23, 2022, between LMF Commercial, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of February 23, 2022, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of February 23, 2022, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of February 23, 2022, between UBS AG by and through its New York branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of February 23, 2022, between Natixis Real Estate Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2022	Barclays Commercial Mortgage Securities LLC (Registrant)
	By:	/s/ Larry Kravetz
Name: Larry Kravetz
Title: President